                            SCHEDULE 14C INFORMATION
                Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

[ ] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14c-5(d)(2))
[X] Definitive Information Statement

                       Nucentrix Broadland Networks, Inc.
-------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

             Payment of Filing Fee (Check the appropriate box):

    [X]      No fee required.

    [ ]      Fee computed on table below per Exchange Act Rules 14c-5(g) and
             O-11.

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    2)       Aggregate number of securities to which transaction applies:

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             pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    5)       Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box is any part of the fee is offset as provided by Exchange Act
    Rule O-11(a)(2) and identify the filing for which the offsetting fee was pair previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)       Amount Previously Paid:

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    2)       Form, Schedule or Registration Statement No.:

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    4)       Date Filed:

                       NUCENTRIX BROADBAND NETWORKS, INC.

                         200 Chisholm Place, Suite 200
                               Plano, Texas 75075

                                                                   May 17, 1999

             -----------------------------------------------------

                             INFORMATION STATEMENT

             -----------------------------------------------------


                                    GENERAL

         This Information Statement is being sent to the holders of common stock, par value $0.001 per share ("Common Stock"), of Nucentrix Broadband Networks, Inc., a Delaware corporation (the "Company"), as of the close of business on April 30, 1999 (the "Record Date"), on behalf of the Board of Directors of the Company to notify stockholders of the action taken by written consent of the holders of a majority of the outstanding Common Stock adopting resolutions (the "Resolutions") to approve the Company's 1999 Share Incentive Plan and certain amendments thereto (as amended, the "Stock Option Plan").

         The Resolutions were adopted by the holders of 50.003% of the 10,000,000 shares of Common Stock outstanding as of the Record Date, by delivery of their written consent to the Company in accordance with Section 228 of the Delaware General Corporation Law on April 30, 1999. Each share of Common Stock is entitled to one vote per share on each matter submitted to holders of Common Stock for approval. If the Resolutions had been submitted for approval at an annual or special meeting of stockholders, the approval of holders of at least a majority of the outstanding shares of Common Stock present at the meeting and entitled to vote on the Resolutions would have been required.

         The Board of Directors has established the Record Date of April 30, 1999, for stockholders entitled to receive this Information Statement.

         WE ARE NOT ASKING FOR A PROXY OR A CONSENT AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR A CONSENT.

                                   BACKGROUND

FINANCIAL REORGANIZATION

         On December 4, 1998, the Company, filed a voluntary, prenegotiated Plan of Reorganization (the "Plan of Reorganization") and Disclosure Statement ("Disclosure Statement") under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") (In re Heartland Wireless Communications, Inc., Case No. 98-2692 (JJF)). The Company filed the Plan of Reorganization with the prepetition agreement from the holders of more than 70% in principal amount of the Company's 14% Senior Notes due October 15, 2004 (the "14% Notes"), and 13% Senior Notes due April 15, 2003 (the "13% Notes" and, together with the 14% Notes, the "Senior Notes") to support the Plan of Reorganization.

         On January 19, 1999, the Company filed a revised Plan of Reorganization with the Bankruptcy Court to reflect certain immaterial additions and revisions to the original Plan of Reorganization. On the same date, the Bankruptcy Court approved the Company's Disclosure Statement. Shortly thereafter, the Company commenced the solicitation of consents to the Plan of Reorganization from the holders of the Senior Notes and other claims entitled to vote on the Plan of Reorganization.

         On March 15, 1999, the Bankruptcy Court confirmed the Plan of Reorganization, which received the support of the holders of 99% in principal amount of the Senior Notes voting on the Plan of Reorganization. All classes of claims that voted on the Plan of Reorganization approved the Plan of Reorganization. The effective date of the Plan of Reorganization occurred on April 1, 1999 (the "Effective Date").

         Pursuant to the Plan of Reorganization, on the Effective Date the Senior Notes, the Company's outstanding 9% convertible subordinated discount notes (the "9% Notes"), and all outstanding shares of Common Stock, stock options and warrants (which constituted all of the outstanding capital stock of the Company immediately prior to the Effective Date) were canceled and (i) in exchange for the Senior Notes, the Company distributed pro rata to the holders thereof 9.7 million shares of Common Stock and (ii) in exchange for the 9% Notes, the Company distributed pro rata to the holders thereof 300,000 shares of Common Stock and warrants to acquire 825,000 shares of Common Stock. No additional shares of Common Stock were distributed by the Company, and the Company currently has outstanding 10,000,000 shares of Common Stock.

CHANGE OF CONTROL; CURRENT BOARD OF DIRECTORS

         As a result of the events described above under "Background--Financial Reorganization," a change of control of the Company occurred as of April 1, 1999. In addition, pursuant to Section 6.7(a) of the Plan of Reorganization, and as described in Section VII.A.1 of the Disclosure Statement, as of the Effective Date the former directors of the Company resigned and were replaced by the current members of the Board of Directors of the Company (the "Board").

THE STOCK OPTION PLAN

         Section 6.6 of the Plan of Reorganization provided for the cancellation of the Company's old employee and nonemployee director stock option plans. Attached to the Plan of Reorganization as Exhibit 4 was a form of the "1999 Share Incentive Plan," pursuant to which the Company may grant stock options to purchase Common Stock and stock appreciation rights, to become effective as of the Effective Date. Section 6.4 of the Plan of Reorganization and Section V.C.4 of the Disclosure Statement provide that, if not previously adopted by the Company, on the Effective Date the Company will adopt the Stock Option Plan. In addition, Section VII.D. of the Disclosure Statement (1) describes the Stock Option Plan and provides that the adoption of the Plan of Reorganization also constitutes approval of the Stock Option Plan, and (2) describes the exercise price and vesting terms for stock options granted under the Stock Option Plan as of the Effective Date.

         Notwithstanding Section 6.4 of the Plan of Reorganization and Section V.C.4 of the Disclosure Statement, Section 20 of the Stock Option Plan requires the Stock Option Plan to be approved by stockholders of the Company within twelve (12) months of the Effective Date, the purpose of which is to satisfy the stockholder approval requirement under Section 162(m) of the Internal Revenue Code (the "Code").

         The Effective Date of the Plan of Reorganization occurred April 1, 1999. Also effective April 1, 1999, (1) the Board (a) adopted the Stock Option Plan and (b) approved certain amendments to the Stock Option Plan to cause the Stock Option Plan to comply with certain requirements under Section 162(m) of the Internal Revenue Code and (2) the Compensation Committee of the Board approved the Stock Option Plan, as amended by the Board (as amended, the "Stock Option Plan").

         The Company is authorized to grant awards for a total of 900,000 shares of Common Stock under the Stock Option Plan, which shares have been reserved for issuance pursuant to the Stock Option Plan. Stock options to purchase 807,000 shares of Common Stock were granted effective April 1, 1999, an exercise price of $12.50 per share.


                        REASON FOR INFORMATION STATEMENT

         As stated above under "Background - The Stock Option Plan," Section 20 of the Stock Option Plan requires the stockholders of the Company to approve the Stock Option Plan within twelve (12) months of the Effective Date of the Plan of Reorganization. To accomplish stockholder approval of the Stock Option Plan, the Company obtained the written consent (the "Written Consent") of holders of Common Stock who, in the aggregate, beneficially owned 50.003% of the outstanding Common Stock as of the Record Date, as permitted under Section 228 of the Delaware General Corporation Law (the "DGCL").

         Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), an information statement complying with Regulation 14C promulgated under Section 14(c) of the Securities Exchange Act of 1934 (the "Exchange Act") must be sent to holders of Common Stock from whom the Board did not solicit the Written Consent at least 20 calendar days prior to the time the corporate action approved by the Written Consent may be taken. The date on which this information statement is being sent to holders of Common Stock as of the Record Date is May 17, 1999, and, therefore, stock options previously awarded under the Stock Option Plan, as well as any benefits otherwise awarded under or pursuant to the Stock Option Plan prior to the Action Date (as hereinafter defined) may not be exercised or otherwise recognized by participants in the Stock Option Plan until June 7, 1999 (the "Action Date").

         In addition, Section 228 of the DGCL requires the Company to provide written notice of any corporate action taken by written consent to all stockholders of the Company who are not parties to such written consent. This information statement also shall constitute the notice required by Section 228 of the DGCL with respect to the Written Consent.


                         THE 1999 SHARE INCENTIVE PLAN

         OVERVIEW

         The name of the Stock Option Plan is "Nucentrix Broadband Networks, Inc. 1999 Share Incentive Plan," (hereinabove defined as the "Stock Option Plan"). The purpose of the Stock Option Plan is to provide incentives that will attract, retain and motivate highly competent persons as non-employee directors, officers, and key employees of, and consultants to the Company by providing them opportunities to acquire shares of Common Stock or to receive monetary payments based on the value of such shares pursuant to the benefits described herein. Additionally, the Stock Option Plan is intended to assist in further aligning the interests of the Company's directors, officers, key employees and consultants to those of its other stockholders. To accomplish this purpose, the Stock Option Plan offers a proprietary interest in the Company through the distribution of benefits in the form of stock-based compensation, including (1) stock options and (2) stock appreciation rights ("SARs") (collectively "Benefits").

         Subject to the terms of the Stock Option Plan, the Board or the committee comprised of members of the Board that the Board appoints to administer the Stock Option Plan (the "Committee") determines the terms of each Benefit, which are set forth in a written agreement (an "Award Agreement") delivered to the recipient of the Benefit. The Company is the issuer of the shares of Common Stock issuable pursuant to awards granted under the Stock Option Plan (the "Stock Option Plan Shares"). The terms of Award Agreements may vary from person to person. Benefits may, as determined by the Committee in its discretion, constitute Performance-Based Awards (defined herein). See "The 1999 Share Incentive Plan -- Description of Stock Option Plan -- Performance-Based Awards."

         See also "Background -- The Stock Option Plan" above.

DESCRIPTION OF STOCK OPTION PLAN

         The following is a summary of the principal features of the Stock Option Plan, together with certain applicable tax implications. This summary, however, does not purport to be a complete description of all provisions of the Stock Option Plan. Any stockholder who wishes to obtain a copy of the actual plan document may do so by written request to the Corporate Secretary at the Company's executive offices at 200 Chisholm Place, Suite 200, Plano, Texas 75075.

         ADMINISTRATION

         The Board has the duty of appointing a Committee to administer the Stock Option Plan. The Committee must consist of two or more members of the Board. Each member of the Committee must be a "non-employee director" for purposes of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Exchange Act and an "outside director" for purposes of Section 162(m) of the Code. The members of the Compensation Committee of the Board currently administer the Stock Option Plan.

         The Board establishes the timing and terms of Benefits awarded to directors of the Company who are not employees or officers of the Company or its subsidiaries ("Non-Employee Directors") on such terms as it shall determine in its sole discretion. Except with respect to Benefits awarded to Non-Employee Directors, the Committee has wide discretion and flexibility to administer the Stock Option Plan. The Committee selects Stock Option Plan participants, determines the type and size of Benefits, establishes the timing, terms and conditions of Benefits and otherwise makes such determinations and performs such acts as are necessary for administering the Stock Option Plan. References to the Committee in the remainder of this Information Statement refer to both the Board and the Committee in their administrative capacities under the Stock Option Plan unless specified otherwise.

         SECURITIES SUBJECT TO THE STOCK OPTION PLAN

         The Stock Option Plan provides for the issuance of a maximum of 900,000 shares of Common Stock, subject to adjustment in certain instances. See "-- Adjustment Provisions." The Stock Option Plan Shares may be authorized unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. If any outstanding Benefit terminates without being fully exercised or vested, as applicable, the shares reserved for such Benefit that remain unissued at the time of such termination shall become available for issuance pursuant to Benefits granted thereafter for purposes of the limit on the number of shares of Common Stock that may be delivered under the Stock Option Plan.

         ELIGIBILITY

         Members of the Board are eligible to participate in the Stock Option Plan at the discretion of the Board and on terms and conditions as established by the Board. See "-- Administration." Other participants eligible to participate in the Stock Option Plan are designated by the Committee from among such officers and key employees of, and consultants to, the Company and its subsidiaries and affiliates as the Committee in its sole discretion determines to be significantly responsible for the success and future growth and profitability of the Company.

         BENEFITS OFFERED

         The two types of Benefits that may be granted under the Stock Option Plan- stock options and SARs-generally are rights to acquire Common Stock or cash by satisfying specified conditions that usually are based on service to the Company and, in some cases, payment of an exercise price or accomplishment of specified corporate goals.

         Stock Options. A stock option entitles the holder to purchase a specified number of Stock Option Plan Shares at a price fixed when the stock option is granted. Two types of stock options may be granted under the Stock Option Plan:

(1) incentive stock options within the meaning of Section 422 of the Code ("Incentive Options"), and (2) stock options that do not qualify as Incentive Options ("Nonqualified Options"). The Committee will have the authority to grant to any participant one or more Incentive Options, Nonqualified Options, or both types of stock options (in each case with or without SARs). Stock options may constitute Performance-Based Awards, as described below under "-- Performance-Based Awards."

         The Committee determines the terms of each stock option, including without limitation the exercise price, vesting period and exercise terms for stock options; provided, that, the exercise price per share of Common Stock under each option must equal at least 100% of the fair market value of a share of Common Stock on the date of grant. The aggregate fair market value (determined at the time the options are granted) of Stock Option Plan Shares subject to Incentive Options that are first exercisable by any individual in any one calendar year may not exceed $100,000.

         Upon the exercise of a stock option, the participant must pay the exercise price in cash or, in the discretion of the Committee, by (1) delivery of shares of Common Stock then owned by the participant, (2) the withholding of shares of Common Stock for which a stock option is exercisable or (3) a combination of these methods. In the discretion of the Committee, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Stock Option Plan.

         The Committee may, at the time of grant of a stock option or thereafter, provide for the grant of a subsequent stock option ("Restoration Stock Options") if the exercise price for the predecessor stock option is paid for by delivering previously owned shares of Common Stock. Restoration Stock Options (1) shall be granted in respect of no more than the number of shares of Common Stock tendered in exercising the predecessor stock option, (2) shall have an exercise price equal to the fair market value on the date the Restoration Stock Option is granted and (3) shall have an exercise period that does not extend beyond the remaining term of the predecessor stock option.

         Stock Appreciation Rights. An SAR may be granted in connection with a stock option or totally independent of a stock option. An SAR is the right to receive an amount equal to the excess of (x) the fair market value, or other specified valuation, of a specified number of shares of Common Stock on the date the right is exercised over (y) the fair market value, or other specified valuation (which may be less than the fair market value) of such shares of Common Stock on the date the right is granted, all as determined by the Committee; provided, however, that if an SAR is granted in tandem with or in substitution for a stock option, the designated fair market value in the Award Agreement may be the fair market value on the date such stock option was granted. SARs may constitute Performance-Based Awards, as described below under "-- Performance-Based Awards."

         An SAR granted in tandem with a stock option generally will require the holder, upon exercise, to surrender the related stock option or any portion thereof to the extent unexercised, with respect to the number of shares as to which such SAR is exercised, and to receive payment as described above. The surrendered stock option will then cease to be exercisable. A tandem SAR generally will be exercisable or transferable only to the extent that the related stock option is exercisable or transferable.

         An SAR granted independent of a stock option generally will be exercisable as determined by the Committee. An independent SAR will entitle the holder, upon exercise, to receive payment as described above. The Committee may limit the amount payable upon exercise of any tandem or independent SAR. Any such limitation will be specified in the Award Agreement at the time the SAR is granted.

         Payment upon exercise of SAR's will be made, at the discretion of the Committee, in cash, shares of Common Stock, or a combination of cash and shares of Common Stock.

         VESTING AND EXERCISABILITY

         Each individual participant's Award Agreement will set forth the terms on which Benefits will vest and become exercisable, as determined by the Committee. See "The 1999 Share Incentive Plan -- Outstanding Plan Benefits" and Exhibits A, B and C referred to therein for a discussion of the vesting and exercise terms of outstanding stock options, and factors that may affect these provisions.

         ADJUSTMENT PROVISIONS

         The Stock Option Plan contains customary provisions that automatically adjust the terms of outstanding Benefits and the maximum number and/or type of securities available for issuance under the Stock Option Plan upon a subdivision, consolidation or reclassification of outstanding common stock or when the Company undergoes certain restructurings. The Committee also may effect such adjustments as it deems necessary to prevent dilution or enlargement of participants' right under the Stock Option Plan upon the occurrence of such events and otherwise to preserve the equitable treatment of participants in the Stock Option Plan.

         CHANGE IN CONTROL OF THE COMPANY

         Upon a change in control of the Company, all outstanding Benefits will immediately vest and become exercisable and all performance targets relating to outstanding Benefits shall be deemed to have been satisfied as of the time of a change in control. Under the Stock Option Plan a "change in control" of the Company occurs upon any of four situations: (1) any person (other than an employee benefit plan of the Company) acquires 50% or more of the combined voting power of the Company's outstanding securities then entitled to vote for the election of directors; (2) during any period of two consecutive years, the individuals who at the beginning of such period constitute the Board or any individuals who would be "Continuing Directors" (as defined below) cease for any reason to constitute at least a majority of the Board; (3) the Company's stockholders approve a sale of all or substantially all of the assets of the Company; or (4) the Company's stockholders approve any merger, consolidation, or like business combination or reorganization of the Company, the consummation of which would result in the occurrence of any event described in clauses (1) or (2) above, and such transaction shall have been consummated. "Continuing Directors" means (x) the directors of the Company in office on the Effective Date and (y) any successor to any such director and any additional director who after the Effective Date was nominated or selected by a majority of the Continuing Directors in office at the time of his or her nomination or selection.

         The Committee, in its discretion, also may determine that, upon the occurrence of a change in control of the Company, each outstanding Benefit will terminate within a specified number of days after notice to the holder, and such holder also receive with respect to each share of Common Stock that is subject to the Benefit an amount equal to the excess fair market value of such share of Common Stock immediately prior to the occurrence of such change in control over the exercise price per share of such Benefit.

         TRANSFERABILITY OF BENEFITS

         Benefits granted under the Stock Option Plan generally are not transferable; the Committee, however, may permit Benefits to be transferred to certain family members and trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons.

         PERFORMANCE-BASED AWARDS

         Certain Benefits granted under the Stock Option Plan may be granted in a manner such that the Benefits qualify under Section 162(m) of the Code as performance based compensation ("Performance-Based Awards"). In order to comply with Section 162(m) of the Code, the Committee, in its sole discretion, may base either the vesting or the exercise of such Performance-Based Awards on one or more business criteria that apply to the individual participant, one or more business units or the Company as a whole. The business criteria shall be as follows, individually or in combination: (1) net sales, (2) pretax income before allocation of corporate overhead and bonus, (3) budget, (4) earnings per share, (5) net income, (6) division, group or corporate financial goals, (7) return on stockholders' equity, (8) return on assets, (9) attainment of strategic and operational initiatives, (10) appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company, (11) market share, (12) gross profits, (13) earnings before interest and taxes, (14) earnings before interest, taxes, dividends and amortization,
(15) economic value-added models and comparisons with various stock market indices, (16) reductions in costs, or (17) any combination of the foregoing. Performance-Based Awards also may include comparisons to the performance of other companies, such performance to be measured by one or more of the foregoing business criteria.

         In addition, to constitute Performance-Based Awards for purposes of
Section 162(m) of the Code, the number of shares that may be associated with the Benefits awarded to any one participant in a given year must be limited. For this purpose, the Stock Option Plan limits to 350,000 number of Stock Option Plan Shares that may relate to stock options and SARs that any one participant may receive in any calendar year.

         AMENDMENT AND TERMINATION

         The Stock Option Plan shall continue indefinitely until terminated by the Board or the Committee. The Board or the Committee may amend the Stock Option Plan from time to time or suspend or terminate the Stock Option Plan at any time.

         FEDERAL TAX CONSEQUENCES

         A participant receiving Nonqualified Stock Options or SARs will not recognize taxable income at the time the Non-qualified Stock Option or SAR is granted. At the time the Non-qualified Stock Option or SAR is exercised, the participant will recognize ordinary taxable income in an amount equal to the difference between the exercise price (or fair market value of the Common Stock at the time of grant of SARs granted independent of Stock Options) and the fair market value of the Common Stock on the date of exercise. The Company generally will be entitled to a concurrent deduction equal to the ordinary income recognized by the participant.

         An employee granted an Incentive Stock Option will not recognize taxable income at the time of grant or, subject to certain conditions, at the time of exercise. If stock acquired upon exercise of an Incentive Option is held for a minimum of two years from the date of grant of the stock option and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the sales price and the exercise price) upon disposition of the stock will be treated as long-term capital gain or loss, and the Company will not be entitled to any deduction.

         If the holding period requirement is not met, the employee will recognize ordinary income in an amount equal to the lesser of (1) the excess of the fair market value of Common Stock on the date of exercise over the exercise price or (2) the excess of the amount realized on the sale of the stock over the exercise price.

         Special rules may apply with respect to employees subject to Section 16(b) of the Securities Exchange Act of 1934. Other than in the case of an Incentive Option held in accordance with the specified holding period requirements, the amount and timing of the recognition of income by an employee subject to Section 16(b) (and the concurrent deduction by the Company) on the exercise of a stock option or SAR generally will be based on the fair market value of the shares received when the restrictions of Section 16(b) lapse, unless the employee elects otherwise by making a Section 83(b) election.

OTHER CONSIDERATIONS

         Pursuant to the Omnibus Budget Reconciliation Act of 1993, the Company's tax deduction for certain compensation paid to the chief executive officer and to each of the next four highest compensated officers (collectively, "Covered Persons") in any one year is limited to $1,000,000 per person. The Plan is intended to comply with certain provisions of Code Section 162(m) that exempts from the deduction limitation income arising from such officers' exercise of a stock option or stock appreciation right (or the sale of the underlying stock acquired through the exercise of an incentive stock option before the required holding periods are met).

OUTSTANDING PLAN BENEFITS

         Upon the April 1, 1999, Effective Date of the Plan of Reorganization, the Company granted to (1) Carroll D. McHenry (Chairman, Chief Executive Officer and President), Nonqualified Options to purchase 300,000 shares of Common

Stock, (2) each of Marjean Henderson (Senior Vice President and Chief Financial Officer) and J. Curtis Henderson (Senior Vice President and General Counsel), Nonqualified Options to purchase 70,000 shares of Common Stock, (3) each of Alexander Padilla (Senior Vice President, Business Development) and Frank H. Hosea (Senior Vice President, Video Operations), Nonqualified Options to purchase 50,000 shares of Common Stock, (4) all other employees (43 persons), Nonqualified Options to purchase an aggregate of 257,000 shares of Common Stock, and (5) to each of Messrs Gold, Parker, Schoeppner, Subin and Weschler, as Non-Employee Directors, Nonqualified Options to purchase 2,000 shares of Common Stock. All of these stock options have a per share exercise price equal to $12.50 per share. The stock options granted to Messrs. McHenry and Henderson and Ms. Henderson vest and become exercisable as set forth on Exhibit A attached hereto, the stock options granted to each of the other employees vest and become exercisable as set forth on Exhibit B attached hereto, and the stock options granted to the Non-Employee Directors vest and become exercisable as set forth on Exhibit C attached hereto.

         The following table reflects all stock options granted under the Stock Option Plan as of May 12, 1999. No SARs have been granted under the Stock Option Plan.

                             1999 STOCK OPTION PLAN



                                                                    Number of Shares
NAME AND POSITION                                                  Subject to Options
-----------------                                                  ------------------

Carroll D. McHenry, Chief Executive Officer                           300,000(1)
Marjean Henderson, Senior Vice President and Chief Financial           70,000(2)
Officer
J. Curtis Henderson, Senior Vice President and General Counsel         70,000(2)
Alexander R. Padilla, Senior Vice President-Business                   50,000(3)
Development
Frank H. Hosea, Senior Vice President-Video Operations                 50,000(3)
Executive Group (5 persons)                                           540,000
Non-Executive Director Group (5 persons)                               10,000(4)
Non-Executive Officer Employee Group (43 persons)                     257,000(5)
Nominees for Election as a Director                                       N/A
Associates of any Director, Executive Officer or Nominee                  -0-
Each other person who received (or is to receive) 5 percent of            -0-
options or SARs (6)

---------------------

(1) Options to purchase 200,100 shares were vested as of May 12, 1999.
(2) Options to purchase 46,690 shares were vested as of May 12, 1999.
(3) Options to purchase 25,000 shares were vested as of May 12, 1999.
(4) All options to purchase 10,000 shares were vested as of May 12, 1999.
(5) Options to purchase 128,500 shares were vested as of May 12, 1999.
(6) Based on stock options granted as of May 12, 1999, and 900,000 shares available under the Stock Option Plan.

The closing bid price of the Common Stock on the Over-the-Counter Bulletin Board Quotation System on May 12, 1999, was $33.375.

                             EXECUTIVE COMPENSATION

BOARD COMPENSATION

         Cash Compensation. Each Non-Employee Director receives an annual retainer of $5,000 for service as a director, and reimbursement of all ordinary and necessary expenses incurred in attending any meeting of the Board or any committee of the Board. Employees of the Company who also serve as members of the Board of Directors do not receive any additional compensation for service as a director, but are reimbursed for expenses.

         Stock Option Awards. Members of the Board are eligible to participate in the Stock Option Plan at the discretion of the Board and on terms and conditions as established by the Board. Effective April 1, 1999, each of the five Non-Employee Directors was granted options to purchase 2,000 shares of Common Stock at an exercise price of $12.50 per share and on terms as set forth on Exhibit C attached hereto. As of May 12, 1999, all stock options granted to the Non-Employee Directors on April 1, 1999, were fully vested and exercisable. See "The 1999 Share Incentive Plan--Description of Stock Option Plan--Administration"and "The 1999 Share Incentive Plan--Description of Stock Option Plan--Eligibility."

         The Stock Option Plan provides that upon a change in control of the Company (1) all outstanding stock options will become immediately and fully vested and exercisable in full and (2) all performance targets relating to outstanding Benefits will be deemed to have been satisfied as of the time of the "change in control." For the definition of change in control as used in the Stock Option Plan, see "The 1999 Share Incentive Plan--Description of Stock Option Plan--Change in Control of the Company."

COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth the total compensation awarded to, earned by or paid by the Company to its Chief Executive Officer and its four most highly compensation executive officers who were serving as executive officers at the end of the Company's last completed fiscal year (collectively, the "Named Executive Officers") for services rendered in all capacities to the Company during the Company's fiscal years ended December 31, 1998 and 1997. Except for Mr. Henderson, none of the Named Executive Officers were employees of the Company at any time during 1996.

                           SUMMARY COMPENSATION TABLE


                                               ANNUAL COMPENSATION              LONG-TERM COMPENSATION
                                    ------------------------------------------  -----------------------

                                                                     OTHER      RESTRICTED  SECURITIES
                                                                    ANNUAL         STOCK    UNDERLYING      ALL OTHER
                                                        BONUS    COMPENSATION    AWARD(S)  OPTIONS/SARS   COMPENSATION
    NAME AND PRINCIPAL POSITION     YEAR  SALARY($)      ($)        ($)(1)          ($)         (#)          ($)(2)
-------------------------------     ----  ---------     -----    -------------   ---------  ------------ -------------
Carroll D. McHenry.............     1998  300,000      150,000(3)         --           --     100,000         4,384
  Chairman, President and           1997  205,768(4)   204,326            --      154,688(5)  350,000        54,364(6)
  Chief Executive Officer

Marjean Henderson..............     1998  195,385       31,500(3)         --           --          --         2,000
  Senior Vice President and         1997   60,923(7)    20,000            --       14,375(8)  100,000            --
  Chief Financial Officer

J. Curtis Henderson............     1998  146,892       24,885(3)         --           --          --            --
  Senior Vice President and         1997  105,992       24,469            --           --      40,000            --
  General Counsel                   1996   56,423(9)        --            --           --      50,000(10)        --

Alexander R. Padilla...........     1998   80,769(11)       --            --           --          --            --
  Senior Vice President,
  Business Development

Frank H. Hosea.................     1998   22,500(12)       --            --           --          --            --
  Senior Vice President, Video
  Operations

--------------------

(1) While the named executive may have received certain perquisites for such year, such perquisites did not exceed the lesser of $50,000 or 10% of his or her salary and bonus for such year.

(2) Represents the Company's 401(k) Retirement Plan contributions, except as noted in (6) below.

(3)  Paid under the Company's 1998 Performance Incentive Compensation Plan.

(4) Mr. McHenry was first employed by the Company on April 25, 1997, at an annual base salary of $300,000.

(5) Restricted stock grant of 75,000 shares of Common Stock granted to Mr. McHenry in connection with his hiring. The closing price of the Common Stock on the Nasdaq National Market on April 23, 1997 (the day before hiring) was $2.0625. Pursuant to the Plan of Reorganization, all shares of Common Stock outstanding immediately prior to the Effective Date were canceled on the Effective Date. See "Background -- Financial Reorganization."

(6) Includes $53,347 in relocation expenses paid in 1997 in connection with Mr. McHenry's hiring.

(7) Ms. Henderson was first employed by the Company on August 27, 1997, at an annual base salary of $180,000.

(8) Restricted stock grant of 10,000 shares of Common Stock granted to Ms. Henderson. The closing price of the Common Stock on the Nasdaq Stock Market's National Market on January 22, 1998 (the date of grant) was $1.4375. Pursuant to the Plan of Reorganization, all shares of Common Stock outstanding immediately prior to the Effective Date were canceled on the Effective Date. See "Background -- Financial Reorganization."

(9) Mr. Henderson was first employed by the Company on May 20, 1996 at an annual base salary of $90,000.

(10) Exchanged in August 1997 for options to purchase 12,500 shares of Common Stock in connection with repricing of such options.

(11) Mr. Padilla was first employed by the Company on July 13, 1998, at an annual base salary of $175,000.

(12) Mr. Hosea was first employed by the Company on November 2, 1998, at an annual base salary of $150,000.

     The following table provides information regarding stock options granted during the fiscal year ended December 31, 1998, to each of the Named Executive Officers. No stock appreciation rights were granted during 1998.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR


                                                  INDIVIDUAL GRANTS
                             --------------------------------------------------------
                                 NUMBER OF       PERCENT
                                SECURITIES      OF TOTAL                                 POTENTIAL REALIZABLE VALUE
                                UNDERLYING    OPTIONS/SARS     EXERCISE                  AT ASSUMED ANNUAL RATES OF
                               OPTIONS/SARS    GRANTED TO       OR BASE                 STOCK PRICE APPRECIATION FOR
                                  GRANTED     EMPLOYEES IN       PRICE     EXPIRATION          OPTION TERM (1)
                                                  (#)                         (#)       ----------------------
             NAME                   (#)        FISCAL YEAR      ($/SH)        DATE         5% ($)         10% ($)
-----------------------------   ----------    ------------     --------    ----------   -----------     ---------
Carroll D. McHenry...........   100,000 (2)       76.92         1.4375      1/20/2005     58,520.69     136,378.08
--------------------


(1) Potential realizable value is based on the assumption that the price of the Common Stock appreciates at the annual rate shown, compounded annually, from the date of grant until the end of the five-year option term. The values are calculated in accordance with rules promulgated by the SEC and do not reflect Nucentrix's estimate of future stock price appreciation.

(2) Options granted pursuant to the Company's 1994 Employee Stock Option Plan at an exercise price equal to the fair market value on the date of grant. According to the terms of the Plan of Reorganization, the 1994 Employee Stock Option Plan was terminated and all options granted thereunder were canceled on the Effective Date. See "Background -- Financial Reorganization."


         The following table provides information with respect to stock options held by the Named Executive Officers during and as of the end of fiscal year 1998.

 AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES


                                      NUMBER OF SECURITIES    VALUE OF UNEXERCISED
                                           UNDERLYING           IN-THE-MONEY
                                          OPTIONS/SARS          OPTIONS/SARS
                                      AT FISCAL YEAR-END(#)  AT FISCAL YEAR-END($)
                                          EXERCISABLE/          EXERCISABLE/
                 NAME                   UNEXERCISABLE(1)       UNEXERCISABLE(2)
-------------------------------       -----------------------------------------
Carroll D. McHenry.............         70,000/380,000             0/0
Marjean Henderson..............         20,000/ 80,000             0/0
J. Curtis Henderson............         13,000/ 39,500             0/0

------------------------


(1) All options were granted pursuant to the 1994 Employee Stock Option Plan. Pursuant to the Plan of Reorganization, the 1994 Employee Stock Option Plan was terminated and all options granted thereunder were canceled on the Effective Date. See "Background -- Financial Reorganization."

(2) The last sale price of the Common Stock on December 31, 1998, as reported on the Over-the-Counter Bulletin Board Quotation System, was $0.02, which was less than the exercise price of the options reported.

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

         Carroll D. McHenry. The Company entered into an employment agreement with Carroll D. McHenry for a term of three years, effective as of March 6, 1998. Under the employment agreement, The Company has agreed to pay Mr. McHenry an annual base salary of not less than $300,000. On each anniversary of the effective date of the agreement, the term is automatically extended for one additional year unless the Company or Mr. McHenry elects to forego any such extension by giving notice to the other party at least 90 days before the applicable anniversary of the effective date. Under the employment agreement, if Mr. McHenry's employment is terminated by the Company other than for cause (as defined in the employment agreement) or on account of Mr. McHenry's death or permanent disability, or if Mr. McHenry resigns for good reason (as defined in the employment agreement), then the Company has agreed to pay Mr. McHenry a severance payment equal to his then-current annual base salary (excluding any bonuses) for the balance of the term of his employment agreement.

         Other Named Executive Officers. The Company also has entered into employment agreements with each of Marjean Henderson, Alexander R. Padilla, J. Curtis Henderson and Frank H. Hosea. Ms. Henderson's and Mr. Henderson's employment agreements became effective on April 8, 1998. Mr. Padilla's employment agreement became effective on July 13, 1998. Mr. Hosea's employment agreement became effective on November 3, 1998. Each of these employment agreements are for a term of two years from their respective effective dates. Under the employment agreements, the Company has agreed to pay each officer an annual base salary of not less than his or her current annual base salary (Ms. Henderson - $200,000; Mr. Padilla - $175,000; Mr. Henderson - $158,000; Mr.
Hosea - $150,000).

         On each anniversary of the effective date of each employment agreement, the term is automatically extended for one additional year unless the Company or the respective officer elects to forego any such one-year extension by giving notice to the other party at least 90 days before such anniversary of the effective date. Under each employment agreement, if an officer's employment is terminated by the Company other than for cause (as defined in each employment agreement) or on account of the officer's death or permanent disability, or if the officer resigns for good reason (as defined in each employment agreement), then the Company is required to pay the officer a severance payment equal to his or her then-current annual base salary (excluding any bonuses) for the balance of the term of the officer's employment agreement.

         None of the employment agreements discussed above provide for a bonus payment in addition to the officer's annual base salary. The officers are eligible, independent of the employment agreements, to participate in and receive bonuses or awards under the Company's Performance Incentive Compensation Plan, the Stock Option Plan and the Company's Employee Retention Program (except for Mr. McHenry, who is not eligible to receive a bonus under the Employee Retention Program).

STOCK OPTION PLAN

         The Stock Option Plan provides for the granting of stock options and stock appreciation rights for non-employee directors, officers and key employees of, and consultants to, the Company and its subsidiaries. Pursuant to the Stock Option Plan upon a "Change in Control" of the Company, all outstanding Benefits will immediately vest and become exercisable and all performance targets relating to outstanding Benefits shall be deemed to have been satisfied as of the time of a Change in Control. The Committee, in its discretion, also may determine that, upon the occurrence of a Change in Control of the Company, each option outstanding under the Stock Option Plan shall terminate within a specified number of days after notice to the holder, and such holder shall receive with respect to each share of New Common Stock that is subject to an Option an amount equal to the excess of the fair market value of such share of New Common Stock immediately prior to the occurrence of such Change in Control over the exercise price per share of such Option. For a definition of "Change in Control" under the Stock Option Plan, see "1999 Share Incentive Plan--Description of Stock Option Plan--Change in Control Provisions."

OTHER COMPENSATION PLANS

         Performance Incentive Compensation Plan. Effective January 1, 1998, the Company adopted a Performance Incentive Compensation Plan (the "ICP"). The ICP provides incentive compensation opportunities to the Company's executive officers and other key employees based solely on achievement of predetermined financial goals (such as EBITDA) as well as quantitative individual objectives, such as improvements in churn, collections and service calls. Not more than 50% of a target award may be based on individual objectives. Under the ICP, target awards for the Chief Executive Officer may range from 25% to 75% of his or her annual salary, and between 12.5% and 52.5% of other participants' salaries. ICP bonuses are in addition to any amounts paid under the employee retention program described below.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During 1998, the following individuals served on the Compensation Committee of the Board: Max E. Bobbit, Jack R. Crosby, John A. Sprague and L. Allen Wheeler. Mr. Bobbit resigned from the Board and Compensation Committee on March 6, 1998. Mr. Crosby resigned from the Board and Compensation Committee on June 25, 1998. Mr. Sprague is the managing partner of Jupiter Partners L.P., which held substantially all of the 9% Notes. Mr. Sprague resigned from the Board and Compensation Committee on February 22, 1999. Mr. Wheeler co-founded the Company, is held in excess of 10% of the Old Common Stock, and was a member of the Board until November 24, 1998, when he resigned from the Board and Compensation Committee.

         At December 31, 1998, the Company leased an aggregate of 62,267 square feet for its operations, billing, purchasing, warehouse, administrative, telemarketing and customer call center in Durant, Oklahoma and for office space in Lindsay, Oklahoma from affiliates of Mr. Wheeler at an annual rent of approximately $205,000. The Company believes that such rents are at or below market rates and the terms of such leases are at least as favorable as those the Company would be able to otherwise obtain through arms-length negotiation with an unaffiliated third party. Effective March 31, 1999, the Company terminated approximately 56,000 square feet of these leases in connection with the Plan of Reorganization.

          SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT


         Based upon information known to the Company as of May 11, 1999, the following table sets forth the ownership of the shares of Common Stock issued and outstanding as of such date by (a) each person or group or group that is the beneficial owner of more than 5% of such shares on such date, (b) each director or executive officer of the Company on such date and (c) all directors and executive officers of the Company as a group on such date. Unless otherwise indicated, to the Company's knowledge each person holds sole voting and investment power over the shares sown.

                                                              SHARES
                                                           BENEFICIALLY            PERCENTAGE OF
                    NAME OF OWNER                              OWNED                 CLASS (1)
---------------------------------------------------        -------------           -------------

Quaker Capital Management Corporation..............         1,567,941(2)              15.68%
401 Wood Street
1300 Arrott Building
Pittsburgh, Pennsylvania  15222-1824

Terrence D. Daniels
Quad-C, Inc.
Quad-C IV, LLC
Quad-C Partners IV, L.P............................         1,557,997(3)              15.58%
230 East High Street
Charlottesville, Virginia  22902

Wayland Investment Fund, L.L.C.....................         1,374,794(4)              13.75%
12700 Whitewater Drive
Minnetonka, Minnesota  55343

Stephen Feinberg...................................           999,366(5)               10.0%
450 Park Avenue, 28th Floor
New York,  New York  10022

Aspen Partners, L.P................................           627,590                  6.28%
1114 Avenue of the Americas, 38th Floor
New York, New York  10036

Carroll D. McHenry.................................         200,100(6)                  2.0%
Marjean Henderson..................................          46,690(6)                   *
Alexander R. Padilla...............................          25,000(6)                   *
J. Curtis Henderson................................          46,690(6)                   *
Frank H. Hosea.....................................          25,000(6)                   *
Richard B. Gold....................................           2,000(6)                   *
Terry S. Parker....................................           2,000(6)                   *
Mark G. Schoeppner.................................         126,568(7)                 1.27%
Neil S. Subin......................................          80,799(8)                   *
R. Ted Weschler....................................         171,352(9)                  1.7%

All executive officers and directors as a group
(consisting of 10 people)..........................         726,199(10)                7.26%

-------------------------------

* Less than 1%.

(1) Based on 10,000,000 shares of Common Stock outstanding.

(2) Based on information set forth in Schedule 13G dated April 10, 1999 (the "Quaker Schedule 13G"), filed by Quaker Capital Management Corporation ("Quaker Capital"), Quaker Capital Partners I, L.L.P. ("Quaker I") and Quaker Premiere, L.P.

     ("Quaker Premiere"). The Quaker Schedule 13G reflects that (A) Quaker I is the direct beneficial owner of 897,638 shares of Common Stock, Quaker Premiere is the sole general partner of Quaker I and Quaker Capital is the sole general partner of Quaker Premiere, (B) each of Quaker I, Quaker Premiere and Quaker Capital has sole voting and dispositive power over the 897,638 shares of Common Stock beneficially owned directly by Quaker I,
     (C) Quaker Capital also has sole voting and dispositive power over an additional 124,568 shares of Common Stock and (D) Quaker Capital may be deemed to beneficially own, and has shared voting and dispositive power over, 545,735 shares of Common Stock which are held by a variety of Quaker Capital's investment advisory clients.

(3) Based on information set forth in Schedule 13G dated April 10, 1999 (the "Quad-C Schedule 13G") filed by Terrence D. Daniels, Quad-C, Inc. ("Quad-C"), Quad-C IV, L.L.C. ("QCLLC"), and Quad-C Partners IV, L.P. ("QCP IV"). Includes (A) an aggregate of 1,514,585 shares held of record by Quad-C Partners II, L.P. ("QCP II") (287,057), Quad-C Partners III, L.P. ("QCP III") (410,078) and QCP IV (817,450), (B) 32,569 shares held directly by Terrence D. Daniels and (C) 10,843 shares held by the Terrence Daniels Trust. The Quad-C Schedule 13G reflects that (w) Quad-C is the sole general partner of QCP II and is a party to management agreements with QCP III and QCP IV and, as such, may be deemed to beneficially own the 1,514,585 shares of Common Stock held by QCP II, QCP III and QCP IV,
     (x) QCLLC is the sole general partner of QCP IV and, as such, may be deemed to beneficially own the 817,450 shares of Common Stock held directly by QCP IV, (y) each of Quad-C, QCLLC and QCP IV has sole voting and dispositive power with respect to the shares held directly by QCP IV, and (z) Quad-C also has sole voting and dispositive power over the shares held directly by QCP II and QCP III. R. Ted Weschler, Vice President of Quad-C, is a member of the Board of Directors of the Company.

     The Quad-C Schedule 13G also reflects that Terrence D. Daniels (A) is the sole manager and a controlling stockholder of QCLLC, the sole director and majority stockholder of Quad-C, the sole manager of Quad-C II, L.L.C. (which is the sole general partner of QCP III), and, as such, may be deemed to beneficially own the 1,514,585 shares of Common Stock held directly by QCP II, QCP III and QCP IV, (B) is the direct beneficial owner of 32,569 shares of Common Stock, (C) may be deemed to beneficially own 10,843 shares of Common Stock through his interest in the Terrence Daniels Trust and (D) has sole voting and dispositive power over an aggregate of 1,557,997 shares of Common Stock.

(4) Based on information set forth in Schedule 13G dated April 13, 1999, as amended by Amendment No. 1 to Schedule 13G dated April 23, 1999, and Amendment No. 2 to Schedule 13G dated April 26, 1999.

(5) Based on information set forth in Schedule 13D dated April 28, 1999 (the "Feinberg Schedule 13D"), filed by Stephen Feinberg. The Feinberg Schedule 13D reflects that (A) Cerberus Partners L.P. ("Cerberus") is the holder of 231,200 shares of Common Stock, (B) Cerberus International, Ltd. ("International") is the holder of 463,500 shares of Common Stock, (C) Cerberus Institutional Partners, L.P. ("Institutional") is the holder of 66,466 shares of Common Stock, (D) certain private investment funds (the "Feinberg Funds") hold, in the aggregate, 238,200 shares of Common Stock and (E) Mr. Feinberg possesses sole power to vote and direct the disposition of all shares of Common Stock held by each of Cerberus, International, Institutional and the Feinberg Funds.

(6) Consists solely of shares of Common Stock issuable upon the exercise of options granted under the Stock Option Plan which currently are exercisable.

(7) Consists of (A) 83,045 shares held by Mr. Schoeppner, as Trustee for Trust of Carol S. Schoeppner FBO Mark G. Schoeppner, (B) 41,523 shares of Common Stock held by Ridgeview Partners, a partnership controlled by Mr. Schoeppner and (C) 2,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Schoeppner under the Stock Option Plan which currently are exercisable. Mr. Schoeppner also is President of Quaker Capital. See note (2) above.

(8) Consists of (A) 78,799 shares of Common Stock held by Condor Partners IV, L.L.C. ("Condor") and (B) 2,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Subin under the Stock Option Plan which currently are exercisable. As Managing Director of Trendex Capital Management, the investment advisor to Condor, Mr. Subin may be deemed to beneficially own the 78,799 shares held by Condor.

(9) Consists of (A) 161,878 shares held directly by Mr. Weschler, (B) 7,474 shares owned by a limited liability company in which Mr. Weschler owns a 50% interest and (C) 2,000 shares issuable upon the exercise of options granted to Mr. Weschler under the Stock Option Plan which currently are exercisable. Mr. Weschler also serves as Vice President of Quad-C. See note (3) above.

(10) Includes an aggregate of 353,480 shares of Common Stock issuable upon the exercise of options granted under the Stock Option Plan which currently are exercisable.

                             AVAILABLE INFORMATION

         The Company is subject to the information requirements of the Exchange Act, and in accordance therewith file periodic reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information, as well as the Information Statement, including the exhibits and schedules thereto, may be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the regional offices of the SEC located at 7 World Trade Center, 13th Floor, New York, New York 10048 and at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials may be obtained from such offices, upon payment of the fees prescribed by the SEC. The SEC maintains a web site (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants, such as the Company that submit electronic filings to the SEC.

                                   EXHIBIT A


         1. Subject to Paragraphs 2 and 3 below, the Option shall become fully exercisable in accordance with the following vesting schedule:

                  (a) 33.40% will vest on the date of grant;

                  (b) 6.66% will automatically vest on each anniversary of the date of grant for five years after the date of grant; and

                  (c) up to 33.30% will vest as follows (such portion hereinafter referred to as the "Contingent Portion"):

                           (i) if the average closing sales price of the Common
                  Stock equals or exceeds $16.50 per share for any 20 consecutive trading days between the date of grant and the first anniversary of the date of grant, one-fifth of the Contingent Portion will vest on such 20th trading day;

                           (ii) if the average closing sales price of the
                  Common Stock equals or exceeds $20.80 per share for any 20 consecutive trading days between the date of grant and the second anniversary of the date of grant, two-fifths of the Contingent Portion will vest on such 20th trading day;

                           (iii) if the average closing sales price of the
                  Common Stock equals or exceeds $25.00 per share for any 20 consecutive trading days between the date of grant and the third anniversary of the date of grant, three-fifths of the Contingent Portion will vest on such 20th trading day;

                           (iv) if the average closing sales price of the
                  Common Stock equals or exceeds $28.61 per share for any 20 consecutive trading days between the date of grant and the fourth anniversary of the date of grant, four-fifths of the Contingent Portion will vest on such 20th trading day; and

                           (v) if the average closing sales price of the Common
                  Stock equals or exceeds $31.10 per share for any 20 consecutive trading days between the date of grant and the fifth anniversary of the date of grant, all of the Contingent Portion will vest on such 20th trading day.

         "Average closing sales price" shall mean: (i) if the Company's Common Stock is publicly traded, the average of the closing prices as reported by the OTC Bulletin Board, The Nasdaq Stock Market or other applicable regional or national securities exchange or quotation system on which the Common Stock is so traded or quoted for any applicable period; or (ii) if there is no public trading market for such shares, the fair value of such shares on the applicable date of determination as determined by the Committee after taking into consideration all factors which it deems appropriate, including without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arms' length.

         Notwithstanding anything herein to the contrary, if the Employee is employed by the Company on the date which is 30 days immediately prior to the Expiration Date (such date referred to herein as the "Final Vesting Date"), the unvested portion, if any, of the Option will immediately vest and become exercisable on such date.

         2. Subject to Paragraph 3 below, the unexercised portion of the Option, unless sooner terminated, shall expire seven years after the date of grant (the "Expiration Date") and, notwithstanding anything contained herein to the contrary, no portion of the Option may be exercised after the Expiration Date.

         3. If prior to the Expiration Date, Employee's employment with the Company or any subsidiary corporation terminates, the Option will terminate on the applicable date as described below, provided, however, that none of the events described below shall extend the period of exercisability beyond the Expiration Date:

                  (a) If the employment of Employee is terminated by reason of Employee's death while in the employ of the Company or any subsidiary corporation, the Option shall immediately become fully exercisable and remain exercisable for twelve (12) months after Employee's death and shall be exercisable by the executor or administrator of the estate of the deceased Employee or the person or persons to whom the deceased Employee's rights under the Option shall pass by will or the laws of descent or distribution;

                  (b) If the employment of Employee is terminated by the Company or any subsidiary corporation for reason of Employee's "Permanent Disability" (as defined below), the Option shall immediately become fully exercisable on the date of such termination and shall remain exercisable for six (6) months after such date; provided, however, that if Employee dies during the six month period following such date and Employee has not exercised the Option, the Option shall remain exercisable for an additional twelve (12) months after Employee's death and shall be exercisable by the executor or administrator of the estate of the deceased Employee or the person or persons to whom the deceased Employee's rights under the Option shall pass by will or the laws of descent or distribution;

                  (c) If the employment of Employee is terminated by the Company or any subsidiary corporation for "cause" (as defined below), the Option shall, to the extent not theretofore exercised, immediately become null and void on the date of such termination;

                  (d) If the employment of Employee is terminated by the Company or any subsidiary corporation other than (X) for "cause" or
         (Y) for reason of Employee's death or "Permanent Disability", the Option, to the extent vested and not theretofore exercised, shall immediately become fully exercisable on the date of such termination and shall remain exercisable for thirty (30) days after such date and the unvested portion of the Option shall be canceled;

                  (e) If the employment of Employee is terminated by the Employee prior to the Final Vesting Date, the unvested portion of the Option shall immediately become null and void on the date of such termination and the vested portion of the Option shall, to the extent not theretofore exercised, remain exercisable for thirty (30) days after the date of such termination; or

                  (f) If the employment of Employee is terminated by the Employee on or after the Final Vesting Date, the Option shall, to the extent not theretofore exercised, remain exercisable for thirty (30) days after the date of such termination.

         The terms "Permanent Disability" and "cause" shall have the meanings ascribed to such terms in the Employee's employment agreement with the Company, as amended from time to time.

                                   EXHIBIT B


         1. Subject to Paragraphs 2 and 3 below, the Option shall become fully exercisable in accordance with the following vesting schedule:

                  (a) 10% will automatically vest on each anniversary of the date of grant for five years after the date of grant; and

                  (b) up to 50% will vest as follows (such portion hereinafter referred to as the "Contingent Portion"):

                           (i) if the average closing sales price of the Common
                  Stock equals or exceeds $16.50 per share for any 20 consecutive trading days between the date of grant and the first anniversary of the date of grant, one-fifth of the Contingent Portion will vest on such 20th trading day;

                           (ii) if the average closing sales price of the
                  Common Stock equals or exceeds $20.80 per share for any 20 consecutive trading days between the date of grant and the second anniversary of the date of grant, two-fifths of the Contingent Portion will vest on such 20th trading day;

                           (iii) if the average closing sales price of the
                  Common Stock equals or exceeds $25.00 per share for any 20 consecutive trading days between the date of grant and the third anniversary of the date of grant, three-fifths of the Contingent Portion will vest on such 20th trading day;

                           (iv) if the average closing sales price of the
                  Common Stock equals or exceeds $28.61 per share for any 20 consecutive trading days between the date of grant and the fourth anniversary of the date of grant, four-fifths of the Contingent Portion will vest on such 20th trading day; and

                           (v) if the average closing sales price of the Common
                  Stock equals or exceeds $31.10 per share for any 20 consecutive trading days between the date of grant and the fifth anniversary of the date of grant, all of the Contingent Portion will vest on such 20th trading day.

         "Average closing sales price" shall mean: (i) if the Company's Common Stock is publicly traded, the average of the closing prices as reported by the OTC Bulletin Board, The Nasdaq Stock Market or other applicable regional or national securities exchange or quotation system on which the Common Stock is so traded or quoted for any applicable period; or (ii) if there is no public trading market for such shares, the fair value of such shares on the applicable date of determination as determined by the Committee after taking into consideration all factors which it deems appropriate, including without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arms' length.

         Notwithstanding anything herein to the contrary, if the Employee is employed by the Company on the date which is 30 days immediately prior to the Expiration Date (such date referred to herein as the "Final Vesting Date"), the unvested portion, if any, of the Option will immediately vest and become exercisable on such date.

         2. Subject to Paragraph 3 below, the unexercised portion of the Option, unless sooner terminated, shall expire seven years after the date of grant (the "Expiration Date") and, notwithstanding anything contained herein to the contrary, no portion of the Option may be exercised after the Expiration Date.

         3. If prior to the Expiration Date, Employee's employment with the Company or any subsidiary corporation terminates, the Option will terminate on the applicable date as described below, provided, however, that none of the events described below shall extend the period of exercisability beyond the Expiration Date:

                  (a) If the employment of Employee is terminated by reason of Employee's death while in the employ of the Company or any subsidiary corporation, the Option shall immediately become fully exercisable and remain exercisable for twelve (12) months after Employee's death and shall be exercisable by the executor or administrator of the estate of the deceased Employee or the person or persons to whom the deceased Employee's rights under the Option shall pass by will or the laws of descent or distribution;

                  (b) If the employment of Employee is terminated by the Company or any subsidiary corporation for reason of Employee's "Permanent Disability" (as defined below), the Option shall immediately become fully exercisable on the date of such termination and shall remain exercisable for six (6) months after such date; provided, however, that if Employee dies during the six month period following such date and Employee has not exercised the Option, the Option shall remain exercisable for an additional twelve (12) months after Employee's death and shall be exercisable by the executor or administrator of the estate of the deceased Employee or the person or persons to whom the deceased Employee's rights under the Option shall pass by will or the laws of descent or distribution;

                  (c) If the employment of Employee is terminated by the Company or any subsidiary corporation for "cause" (as defined below), the Option shall, to the extent not theretofore exercised, immediately become null and void on the date of such termination;

                  (d) If the employment of Employee is terminated by the Company or any subsidiary corporation other than (X) for "cause" or
         (Y) for reason of Employee's death or "Permanent Disability", the Option, to the extent vested and not theretofore exercised, shall immediately become fully exercisable on the date of such termination and shall remain exercisable for thirty (30) days after such date and the unvested portion of the Option shall be canceled;

                  (e) If the employment of Employee is terminated by the Employee prior to the Final Vesting Date, the unvested portion of the Option shall immediately become null and void on the date of such termination and the vested portion of the Option shall, to the extent not theretofore exercised, remain exercisable for thirty (30) days after the date of such termination; or

                  (f) If the employment of Employee is terminated by the Employee on or after the Final Vesting Date, the Option shall, to the extent not theretofore exercised, remain exercisable for thirty (30) days after the date of such termination.

         The terms "Permanent Disability" and "cause" shall have the meanings ascribed to such terms in the Employee's employment agreement with the Company, as amended from time to time, or any successor agreement, or if Employee does not have an employment agreement with the Company, such terms shall have the meanings ascribed to them on Annex A attached to the Employee's Award Agreement.

                                   EXHIBIT C


         1. Subject to Paragraphs 2 and 3 below, the Option shall become fully exercisable in accordance with the following vesting schedule:

                  (a) if the average closing sales price of the Common Stock equals or exceeds $16.50 per share for any 20 consecutive trading days between the date of grant and the first anniversary of the date of grant, one-fifth of the Option will vest on such 20th trading day;

                  (b) if the average closing sales price of the Common Stock equals or exceeds $20.80 per share for any 20 consecutive trading days between the date of grant and the second anniversary of the date of grant, two-fifths of the Option will vest on such 20th trading day;

                  (c) if the average closing sales price of the Common Stock equals or exceeds $25.00 per share for any 20 consecutive trading days between the date of grant and the third anniversary of the date of grant, three-fifths of the Option will vest on such 20th trading day;

                  (d) if the average closing sales price of the Common Stock equals or exceeds $28.61 per share for any 20 consecutive trading days between the date of grant and the fourth anniversary of the date of grant, four-fifths of the Option will vest on such 20th trading day; and

                  (e) if the average closing sales price of the Common Stock equals or exceeds $31.10 per share for any 20 consecutive trading days between the date of grant and the fifth anniversary of the date of grant, all of the Option will vest on such 20th trading day.

         "Average closing sales price" shall mean: (i) if the Company's Common Stock is publicly traded, the average of the closing prices as reported by the OTC Bulletin Board, The Nasdaq Stock Market or other applicable regional or national securities exchange or quotation system on which the Common Stock is so traded or quoted for any applicable period; or (ii) if there is no public trading market for such shares, the fair value of such shares on the applicable date of determination as determined by the Committee after taking into consideration all factors which it deems appropriate, including without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arms' length.

         Notwithstanding anything herein to the contrary, if the Director is serving on the Board of Directors on the date which is 30 days immediately prior to the Expiration Date (such date referred to herein as the "Final Vesting Date"), the unvested portion, if any, of the Option will immediately vest and become exercisable on such date.

         2. Subject to Paragraph 3 below, the unexercised portion of the Option, unless sooner terminated, shall expire seven years after the date of grant (the "Expiration Date") and, notwithstanding anything contained herein to the contrary, no portion of the Option may be exercised after the Expiration Date.

         3. If prior to the Expiration Date, Director ceases to be a member of the Board of Directors, the Option will terminate on the applicable date as described below, provided, however, that none of the events described below shall extend the period of exercisability beyond the Expiration Date:

                  (a) If Director ceases to be a member of the Board of Directors because of Director's death, the Option shall immediately become fully exercisable and remain exercisable for twelve (12) months after Director's death and shall be exercisable by the executor or administrator of the estate of the deceased Director or the person or persons to whom the deceased Director's rights under the Option shall pass by will or the laws of descent or distribution;

                  (b) If Director ceases to be a member of the Board of Directors by reason of Director's "Permanent Disability" (as defined below), the Option shall immediately become fully exercisable on the date of such termination and shall remain exercisable for six (6) months after such date; provided, however, that if Director dies during the six month period following such date and Director has not exercised the Option, the Option shall remain exercisable for an additional twelve (12) months after Director's death and shall be exercisable by the executor or administrator of the estate of the deceased Director or the person or persons to whom the deceased Director's rights under the Option shall pass by will or the laws of descent or distribution;

                  (c) If Director resigns, is removed or is not reelected as a member of the Board of Directors prior to the Final Vesting Date, the unvested portion of the Option shall immediately become null and void on the date of such resignation, removal or failure to be reelected and the vested portion of the Option shall, to the extent not theretofore exercised, remain exercisable for thirty (30) days after the date of such resignation, removal or failure to be reelected; or

                  (d) If Director resigns, is removed or is not reelected as a member of the Board of Directors on or after the Final Vesting Date, the Option shall, to the extent not theretofore exercised, remain exercisable for thirty (30) days after the date of such resignation, removal or failure to be reelected.

         The term "Permanent Disability" and shall have the meaning ascribed to it on Annex A attached to the Director's Award Agreement.

                                   APPENDIX A

                       NUCENTRIX BROADBAND NETWORKS, INC.

                           FIRST AMENDED AND RESTATED
                           1999 SHARE INCENTIVE PLAN

         1. PURPOSE. The Nucentrix Broadband Networks, Inc. 1999 Share Incentive Plan (the "Plan") is intended to provide incentives which will attract, retain and motivate highly competent persons as non-employee directors, officers, and key employees of, and consultants to, Nucentrix Broadband Networks, Inc. (the "Company") and its subsidiaries and affiliates, by providing them opportunities to acquire shares of the common stock, par value $.001 per share, of the Company ("Common Stock") or to receive monetary payments based on the value of such shares pursuant to the Benefits (as defined below) described herein. Additionally, the Plan is intended to assist in further aligning the interests of the Company's directors, officers, key employees and consultants to those of its other stockholders.

         2. ADMINISTRATION.

                  (a) The Plan will be administered by a committee (the "Committee") appointed by the Board of Directors of the Company from among its members (which may be the Compensation Committee) and shall be comprised, unless otherwise determined by the Board of Directors, solely of not less than two members who shall be (i) "Non-Employee Directors" within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (ii) "outside directors" within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Benefits granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives. No member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, a subsidiary or an affiliate against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person's bad faith, gross negligence or willful misconduct.

                  (b) The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the subsidiary or affiliate whose employees have benefited from the Plan, as determined by the Committee.

                  (c) Notwithstanding the foregoing, the Board of Directors shall have the authority to make grants of Benefits under the Plan to directors of the Company who are not employees of the Company or its subsidiaries, on such terms and conditions as the Board of Directors shall determine in its sole discretion.

         3. PARTICIPANTS. Participants will consist of such directors, officers and key employees of, and such consultants to, the Company and its subsidiaries and affiliates as the Committee in its sole discretion determines to be significantly responsible for the success and future growth and profitability of the Company and whom the Committee may designate from time to time to receive Benefits under the Plan. Designation of a participant in any year shall not require the Committee to designate such person to receive a Benefit in any other year or, once designated, to receive the same type or amount of Benefit as granted to the participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Benefits.

         4. TYPE OF BENEFITS. Benefits under the Plan may be granted in any one or a combination of (a) Stock Options and (b) Stock Appreciation Rights (each as described below, and collectively, the "Benefits"). Benefits may, as determined by the Committee in its discretion, constitute Performance-Based Awards (as defined in Section 8 hereof). Benefits shall be evidenced by agreements (which need not be identical) in such forms as the Committee may from time to time approve; provided, however, that in the event of any conflict between the provisions of the Plan and any such agreements, the provisions of the Plan shall prevail.

         5. COMMON STOCK AVAILABLE UNDER THE PLAN.

                  (a) Subject to the provisions of this Section 5 and any adjustments made in accordance with Section 10 hereof, the maximum number of shares of Common Stock that may be delivered to participants (including permitted assignees) and their beneficiaries under this Plan shall be equal to nine hundred thousand (900,000) shares of Common Stock, which may be authorized and unissued or treasury shares. Any shares of Common Stock covered by a Benefit (or portion of a Benefit) granted under the Plan, which is forfeited or canceled, expires or, in the case of a Benefit other than a Stock Option, is settled in cash, shall be deemed not to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan. The preceding sentence shall apply only for purposes of determining the aggregate number of shares of Common Stock subject to Benefits but shall not apply for purposes of determining the maximum number of shares of Common Stock with respect to which Benefits (including the maximum number of shares of Common Stock subject to Stock Options and Stock Appreciation Rights) may be granted to an individual participant under the Plan.

                  (b) If any shares of Common Stock are tendered to the Company, either actually or by attestation or withholding, as full or partial payment of the exercise price or any tax withholding in connection with the exercise of a Stock Option or Stock Appreciation Right or the vesting of any other Benefit granted under this Plan, only the number of shares of Common Stock issued net of the shares of Common Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan. This Section 5(b) shall apply only for purposes of determining the aggregate number of shares of Common Stock subject to Benefits but shall not apply for purposes of determining (x) the maximum number of shares of Common Stock with respect to which Benefits (including the maximum number of shares of Common Stock subject to Stock Options and Stock Appreciation Rights) may be granted to an individual participant under the Plan or (y) the maximum number of shares of Common Stock that may be delivered through Stock Options under the Plan.

         6. STOCK OPTIONS. Stock Options will consist of awards from the Company that will enable the holder to purchase a number of shares of Common Stock, at set terms. Stock Options may be "incentive stock options" ("Incentive Stock Options"), within the meaning of Section 422 of the Code, or Stock Options which do not constitute Incentive Stock Options ("Nonqualified Stock Options"). The Committee will have the authority to grant to any participant one or more Incentive Stock Options, Nonqualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). Stock Options may constitute Performance-Based Awards, as described in Section 8 hereof. Each Stock Option shall be subject to such terms and conditions consistent with the Plan as the Committee may impose from time to time, subject to the following limitations:

                  (a) EXERCISE PRICE. Each Stock Option granted hereunder shall have such per-share exercise price as the Committee may determine at the date of grant, but in no event may the per-share exercise price of any Stock Option be less than the fair market value of the underlying shares on the date of grant.

                  (b) PAYMENT OF EXERCISE PRICE. The option exercise price may be paid in cash or, in the discretion of the Committee, by the delivery of shares of Common Stock of the Company then owned by the participant, by the withholding of shares of Common Stock for which a Stock Option is exercisable or by a combination of these methods. In the discretion of the Committee, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Common Stock of the Company then owned by a participant, providing the Company with a notarized statement attesting to the number of shares owned, where upon verification by the Company, the Company would issue to the participant only the number of incremental shares to which the participant is entitled upon exercise of the Stock Option. The Committee may, at the time of grant or thereafter, provide for the grant of a subsequent Restoration Stock Option if the exercise price is paid for by delivering previously owned shares of Common Stock of the Company.

Restoration Stock Options (i) shall be granted in respect of no more than the number of shares of Common Stock tendered in exercising the predecessor Stock Option, (ii) shall have an exercise price equal to the Fair Market Value on the date the Restoration Stock Option is granted, and (iii) shall have an exercise period that does not extend beyond the remaining term of the predecessor Stock Option. In determining which methods a participant may utilize to pay the exercise price, the Committee may consider such factors as it determines are appropriate.

                  (c) EXERCISE PERIOD. Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. All Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such option agreement at the date of grant.

                  (d) LIMITATIONS ON INCENTIVE STOCK OPTIONS. Incentive Stock Options may be granted only to participants who are employees of the Company or one of its subsidiaries (within the meaning of Section 424(f) of the Code) at the date of grant. The aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under all option plans of the Company and of any parent corporation or subsidiary corporation (as defined in Sections 424(e) and (f) of the Code, respectively)) shall not exceed $100,000. For purposes of the preceding sentence, Incentive Stock Options will be taken into account in the order in which they are granted. The per-share exercise price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant, and no Incentive Stock Option may be exercised later than ten years after the date it is granted; provided, however, Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company, unless the exercise price is fixed at not less than 110% of the Fair Market Value of the Common Stock on the date of grant and the exercise of such option is prohibited by its terms after the expiration of five years from the date of grant of such option. In addition, no Incentive Stock Option may be issued to a participant in tandem with a Nonqualified Stock Option. No Incentive Stock Option may be granted after ten years after the Plan has been approved by the Board of Directors, the Committee or the stockholders of the Company, whichever is earlier.

         7. STOCK APPRECIATION RIGHTS.

                   (a) The Committee may, in its discretion, grant Stock Appreciation Rights to the holders of any Stock Options granted hereunder. In addition, Stock Appreciation Rights may be granted independently of, and without relation to, Stock Options. A Stock Appreciation Right means a right to receive a payment in cash, Common Stock or a combination thereof, in an amount equal to the excess of (x) the Fair Market Value, or other specified valuation, of a specified number of shares of Common Stock on the date the right is exercised over (y) the Fair Market Value, or other specified valuation (which may be less than the Fair Market Value) of such shares of Common Stock on the date the right is granted, all as determined by the Committee; provided, however, that if a Stock Appreciation Right is granted in tandem with or in substitution for a Stock

Option, the designated Fair Market Value in the award agreement may be the Fair Market Value on the date such Stock Option was granted. Stock Appreciation Rights may constitute Performance-Based Awards, as described in Section 8 hereof. Each Stock Appreciation Right shall be subject to such terms and conditions as the Committee shall impose from time to time.

                  (b) Stock Appreciation Rights granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. All Stock Appreciation Rights shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such right at the date of grant.

         8. PERFORMANCE-BASED AWARDS.

                  (a) For purposes of this Section 8 "Covered Employee" shall have the meaning given to such term under Section 162(m) of the Code. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given individual will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance-Based Awards, who is likely to be a Covered Employee with respect to that fiscal year.

                  (b) For purposes of this Section 8 "Performance-Based Award" shall mean any Benefit the grant, exercise or settlement of which is subject to one or more of the performance standards set forth in this Section 8. Additionally, Performance-Based Award shall mean any Stock Option or Stock Appreciation Right granted to a Covered Employee if the exercise price (with respect to such Benefit) equals or exceeds fair market value.

                  (c) For purposes of this Section 8 "Qualified Member" means a member of the Committee who is an "outside" director within the meaning of
Section 162(m) of the Code.

                  (d) At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to a Benefit intended by the Committee to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, may be taken either (i) by a subcommittee, designated by the Committee, composed solely of two or more Qualified Members, or (ii) by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, however, that, upon such abstention or recusal, the Committee remains composed solely of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its subsidiaries, participants, beneficiaries, transferees or other persons claiming rights from or through a participant, and shareholders.

                  (e) In each calendar year during any part of which the Plan is in effect, a participant may not be granted Benefits relating to more than 350,000 shares of Common Stock, subject to adjustment in a manner consistent with any adjustment made pursuant to Section 10, under each of Sections 6 and 7 with a maximum limitation of 350,000 shares of Common Stock in the aggregate. If a Stock Option is canceled, the canceled Stock Option continues to be counted against the maximum number of shares for which Stock Options may be granted to the participant under the Plan, as set forth in this Section 8(e). If, after grant, the exercise price of a Stock Option is reduced, the transaction is treated as a cancellation of the Stock Option and a grant of a new Stock Option for purposes of this Section 8(e). In such a case, both the Stock Option that is deemed to be canceled and the Stock Option that is deemed to be granted reduce the maximum number of shares for which Stock Options may be granted to the Covered Employee under the Plan, as set forth in this Section 8(e). Such cancellation will likewise occur in the case of a Stock Appreciation Right where, after the Benefit is granted, the base amount on which stock appreciation is calculated is reduced.

                  (f) The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of a Performance-Based Award that is not mandatory under the Plan; provided, however, that notwithstanding any other provision of the Plan the Committee shall not have any discretion to accelerate, waive or modify any term or condition of a Benefit that is intended to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code if such discretion would cause the Performance-Based Award not to so qualify.

                  (g) The right of a participant to exercise or receive a grant or settlement of any Benefit, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.

                  (h) If the Committee determines that a Performance-Based Award to be granted to a participant who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Section 162(m) of the Code, the grant, exercise and/or settlement of such Performance-Based Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(h).

                           (i) The performance goals for such Performance-Based Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(h). Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance-Based Awards shall be granted, exercised and/or settled upon achievement of any one


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

         performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance-Based Awards. Performance goals may differ for Performance-Based Awards granted to any one participant or to different participants.

                           (ii) One or more of the following business criteria for the participant, Company, on a consolidated basis, and/or for specified subsidiaries or business or geographical units of the Company (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards: (i) net sales, (ii) pretax income before allocation of company overhead and bonus, (iii) budget, (iv) earnings per share, (v) net income, (vi) division, group or company financial goals, (vii) return on stockholders' equity, (viii) return on assets, (ix) attainment of strategic and operational initiatives, (x) appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company, (xi) market share, (xii) gross profits, (xiii) earnings before interest and taxes, (xiv) earnings before interest, taxes, dividends and amortization, (xv) economic value-added models and comparisons with various stock market indices, (xvi) reductions in costs or (xvii) any combination of the foregoing. In addition, Performance-Based Awards may include comparisons to the performance of other companies, such performance to be measured by one or more of the foregoing business criteria.

                           (iii) Achievement of performance goals in respect of such Performance-Based Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance-Based Awards, or at such other date as may be required or permitted for "performance-based compensation" under Section 162(m) of the Code.


                           (iv) After the end of each performance period, the Committee shall determine the amount, if any, of the Performance-Based Award payable to each Covered Employee. Settlement of such Performance-Based Awards shall be in cash, Common Stock, or other property, as determined in the sole discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance-Based Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance-Based Award.

                  (i) All determinations by the Committee as to the establishment of performance goals, the amount of any potential individual Performance-Based Awards, and the achievement of performance goals relating to Performance-Based Awards, shall be made in writing in the case of any Benefit intended to qualify under Section 162(m) of the Code. The Committee may not delegate any responsibility relating to such Performance-Based Awards. The determination as to whether any performance goal, with respect to any Benefit, has been satisfied shall be made prior to the payment of any compensation relating to a Benefit.

                  (j) It is the intent of the Company that Performance-Based Awards granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Section 162(m) of the Code shall, if so designated by the Committee, constitute "performance-based compensation" within the meaning of Section 162(m) of the Code. Accordingly, the terms of this
Section 8, including the definitions of Covered Employee and other terms used herein, shall be interpreted in a manner consistent with Section 162(m) of the Code. If any provision of the Plan as in effect on the date of adoption or any agreements relating to Performance-Based Awards that are designated as intended to comply with Section 162(m) of the Code does not comply or is inconsistent with the requirements of Section 162(m) of the Code, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

         9. FOREIGN LAWS. The Committee may grant Benefits to individual participants who are subject to the tax laws of nations other than the United States, which Benefits may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action which it deems advisable to obtain approval of such Benefits by the appropriate foreign governmental entity; provided, however, that no such Benefits may be granted pursuant to this Section 11 and no action may be taken which would result in a violation of the Exchange Act, the Code or any other applicable law.

         10. ADJUSTMENT PROVISIONS; CHANGE IN CONTROL.

                  (a) If there shall be any change in the Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spinoff, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, an adjustment shall be made to each outstanding Stock Option and Stock Appreciation Right such that each such Stock Option and Stock Appreciation Right shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Common Stock subject to such Stock Option or Stock Appreciation Right had such Stock Option or Stock Appreciation Right been exercised in full immediately prior to such change or distribution, and such an adjustment shall be made successively each time any such change shall occur. In addition, in the event of any such change or distribution, in order to prevent dilution or enlargement of participants' rights under the Plan, the Committee shall adjust, in an equitable manner, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding Benefits, the exercise price applicable to outstanding Benefits, and/or the Fair Market Value of the Common Stock and other value determinations applicable to outstanding Benefits. Appropriate adjustments may also be made by the Committee in the terms of any Benefits under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Benefits on an equitable basis, including modifications of performance targets and changes in the length of performance periods. In addition, other than with respect to Stock Options and Stock Appreciation Rights intended to constitute Performance-Based Awards, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Benefits in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of
Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an incentive stock option for purposes of Section 422 of the Code.

                  (b) Notwithstanding any other provision of this Plan, if there is a Change in Control of the Company, all then outstanding Benefits that have not vested or become exercisable at the time of such Change in Control shall immediately vest and become exercisable and all performance targets relating to such Benefits shall be deemed to have been satisfied as of the time of such Change in Control. For purposes of this Section 10(b), a "Change in Control" of the Company shall be deemed to have occurred upon any of the following events:

                           (i) Any "person" (as such term is used Section 13(d) and 14(d)(2) of the Exchange Act but excluding any employee benefit plan of the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's outstanding securities then entitled ordinarily (and apart from rights accruing under special circumstances) to vote for the election of directors; or

                           (ii) During any period of two (2) consecutive years, the individuals who at the beginning of such period constitute the Company's Board of Directors or any individuals who would be "Continuing Directors" (as hereinafter defined) cease for any reason to constitute at least a majority thereof; or

                           (iii) The Company's stockholders shall approve a sale of all or substantially all of the assets of the Company; or

                           (iv) The Company's stockholders shall approve any merger, consolidation, or like business combination or reorganization of the Company, the consummation of which would result in the occurrence of any event described in Section 10(b)(i) or (ii) above, and such transaction shall have been consummated.

                  For purposes of this Section 10(b), "Continuing Directors" shall mean (x) the directors of the Company in office on the Effective Date (as defined below) and (y) any successor to any such director and any additional director who after the Effective Date was nominated or selected by a majority of the Continuing Directors in office at the time of his or her nomination or selection.

                  The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Benefit outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive an amount equal to the excess of the Fair Market Value of such share of Common Stock immediately prior to the occurrence of such Change in Control over the exercise price per share of such Stock Option or Stock Appreciation Right (as the case may be); such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine. The provisions contained in the preceding sentence shall be inapplicable to a Benefit granted within six (6) months before the occurrence of a Change in Control if the holder of such Benefit is subject to the reporting requirements of Section 16(a) of the Exchange Act and no exception from liability under
Section 16(b) of the Exchange Act is otherwise available to such holder.

         11. NONTRANSFERABILITY. Each Benefit granted under the Plan to a participant shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the participant's lifetime, only by the participant. Notwithstanding the foregoing, the Committee may permit the transferability of a Benefit, other than an Incentive Stock Option, by a participant solely to the participant's spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the award of the Benefit."

        12. OTHER PROVISIONS. The award of any Benefit under the Plan may also be subject to such other provisions (whether or not applicable to the Benefit awarded to any other participant) as the Committee determines appropriate, including, without limitation, for the installment purchase of Common Stock under Stock Options, for the installment exercise of Stock Appreciation Rights, to assist the participant in financing the acquisition of Common Stock, for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any form of Benefit, for the termination of any Benefit and the forfeiture of any gain realized in respect of a Benefit upon the occurrence of certain activity by the participant that is harmful to the Company, for the acceleration of exercisability or vesting of Benefits or the payment of the value of Benefits in the event that the control of the Company changes (including, without limitation, a Change in Control), or to comply with federal and state securities laws, or understandings or conditions as to the participant's employment (including, without limitation, any restrictions on the ability of the participant to engage in activities that are competitive with the Company) in addition to those specifically provided for under the Plan.

         13. FAIR MARKET VALUE. For purposes of this Plan and any Benefits awarded hereunder, Fair Market Value shall be the closing price of the Common Stock on the date of calculation (or on the last preceding trading date if Common Stock was not traded on such date) if the Common Stock is readily tradeable on a national securities exchange or other market system, and if the Common Stock is not readily tradeable, Fair Market Value shall mean the amount determined in good faith by the Committee as the fair market value of the Common Stock.

         14. WITHHOLDING. All payments or distributions of Benefits made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. If the Company proposes or is required to distribute Common Stock pursuant to the Plan, it may require the recipient to remit to it or to the corporation that employs such



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

recipient an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock. In lieu thereof, the Company or the employing corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the recipient as the Committee shall prescribe. The Committee may, in its discretion and subject to such rules as it may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), permit an optionee or award or right holder to pay all or a portion of the federal, state and local withholding taxes arising in connection with any Benefit consisting of shares of Common Stock by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld, such tax calculated at rates required by statute or regulation.

         15. TENURE. A participant's right, if any, to continue to serve the Company or any of its subsidiaries or affiliates as an officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan.

         16. UNFUNDED PLAN. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

         17. NO FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Benefit. The Committee shall determine whether cash, or Benefits, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

         18. DURATION, AMENDMENT AND TERMINATION. The Plan shall continue indefinitely until terminated by the Board of Directors of the Company or the Committee. The Board of Directors or the Committee may amend the Plan from time to time or suspend or terminate the Plan at any time.

         19. GOVERNING LAW. This Plan, Benefits granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the internal laws of the State of Delaware, without giving effect to its choice-of-law provisions.

         20. EFFECTIVE DATE. The Plan shall be effective as of April 1, 1999, the date on which the Plan was adopted by the Committee (the "Effective Date"), provided that the Plan is approved by the stockholders of the Company at an annual meeting or any special meeting of stockholders of the Company within 12 months of the Effective Date, and such approval of stockholders shall be a condition to the right of each participant to receive any Benefits hereunder. Any Benefits granted under the Plan prior to such approval of stockholders shall be effective as of the date of grant (unless, with respect to any Benefit, the Committee specifies otherwise at the time of grant), but no such Benefit may be exercised or settled and no restrictions relating to any Benefit may lapse prior to such stockholder approval, and if stockholders fail to approve the Plan as specified hereunder, any such Benefit shall be cancelled.

                                      11